EXHIBIT A

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $.0033 per share, of NetWolves Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 28th day of March, 2003.

Dated:   March 28, 2003             TRIAGE Management LLC


                                    By:   /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Managing Member

Dated:   March 28, 2003             TRIAGE Capital Management, L.P.


                                    By:   /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Senior Managing Member

Dated:   March 28, 2003             TRIAGE Offshore Fund, Ltd.


                                    By: /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Senior Managing Director

Dated:   March 28, 2003             TRIAGE Advisors, LLC


                                    By: /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Managing Member


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Dated:   March 28, 2003             OTA LLC


                                    By: /s/ RICHARD CAYNE
                                       -----------------------------------------
                                       Name: Richard Cayne
                                       Title:

Dated:   March 28, 2003             Periscope L.P.


                                    By: /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: General Partner



Dated:   March 28, 2003                 /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Leon Frenkel



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